Exhibit 99.2 Interim clinical and safety data of INZ-701 treatment in infants and young children with ENPP1 Deficiency and key program updates January 2025 Ella Living with ENPP1 Deficiency

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Strong progress advancing INZ-701 across multiple indications and demographics Milestones to Date January 2025 Updates üPositive clinical effects observed in adults • Clinical improvements in multiple measures with ENPP1 Deficiency and ABCC6 Deficiency of disease from baseline observed in infants in Phase 1/2 trials and children with ENPP1 Deficiency with INZ- 701 treatment üFavorable safety profile in adults with ENPP1 Deficiency, ABCC6 Deficiency and • Favorable safety profile in infants and calciphylaxis children üLow, often transient, ADAs detected in some • Enrollment complete in ENERGY 3 pivotal adults in ENPP1 Deficiency and ABCC6 trial in pediatric patients with ENPP1 Deficiency Phase 1/2 Trials Deficiency ü >5,000 doses of INZ-701 (>57 Patient Years) • Preliminary support from U.S. and EU regulators for ASPIRE pivotal trial in children üConvenient at-home dosing regimen with ABCC6 Deficiency 3

Generalized arterial calcification of infancy (GACI): A severe manifestation of ENPP1 Deficiency in infants Significant morbidity and mortality in infants and children with GACI Vascular Calcification 50% Mortality within the first 6 months due to severe cardiovascular complications ~10% 95% of normal Present with ectopic calcification PPi levels Calcification, intimal proliferation, and stenosis 100% Image reproduced from Ferreira 2021. Develop hypophosphatemic rickets in childhood Expected to develop after 1 year 4

INZ-701 treatment in infants and very young children with GACI Two ongoing programs evaluating safety and clinical effects ENERGY 1 Expanded Access Program 3 infants treated 2 infants + 1 toddler treated Phase 1b, global, open-label study in patients <1 yr old Open-label treatment for ENPP1 Deficiency • Patients <1 yr old with unstable conditions where transport is not possible GACI-1 (ENPP1 Deficiency) or GACI-2 (ABCC6 Deficiency) • Patients of any age in countries where no trial site is open to new patient accrual No fixed dose; intra- and inter-patient dose escalation over time based on safety and tolerability data 5

Clinical improvements in multiple measures of disease from baseline observed with INZ-701 treatment Natural history INZ-701 treatment 80% 50% of treated infants thriving beyond 1 year of age Mortality within the first 6 months due to severe cardiovascular complications Improved survival observed Substantial reduction or stabilization of arterial 95% calcifications Present with ectopic calcification Evidence of improved heart function 0% 100% Develop hypophosphatemic rickets in childhood Evidence of rickets in at-risk children Expected to develop after 1 year Increase/stabilization of serum phosphate levels 6 ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024

Significant disease burden at baseline in GACI infants and children

Impaired heart function, substantial ectopic calcifications, hypophosphatemia and systemic hypertension are common; Some patients entering age for rickets development

Study Patient ID/ [Time on Tx]	Age at diagnos is	Age at Tx Start	Status	Arterial calcifications		LVEF		Systemic Hypertension		Hypophosphatemia		Joint/soft tissue calcifications		Age for rickets risk	Rickets
			Alive/ Dead	Baseline	Treatment	Baseline	Treatment	Baseline	Treatment	Baseline	Treatment	Baseline	Treatment	Current Status	
E1 Pt1 [16 mo]	2.6 mo	8.5 mo		Yes (M)		62%		NR		Yes		Yes		Yes	
E1 Pt2 [15 mo]	4.4 mo	10.5 mo		NR		64%		NR		Yes		Yes		Yes	
E1 Pt3* [3 wks]	26 d	1 mo		Yes (M)		29%		Yes		Yes		Yes		NA	
EAP-01 [22 mo]	1.5 mo	2 yrs 5 mo		Yes (M)		71%		Yes		Yes		NR		Yes	
EAP-02 [14 mo]	19 d	3 mo		Yes (M)		40%, CHF		Yes		Yes		NR		No	
EAP-03 [11 mo]	Birth	2 mo		Yes (M)		52%		Yes		No		Yes		No	

ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024; BL: Baseline; D/C: discontinued; anti-HTN: ant-hypertension medication; M: Multiple; NA=Not applicable; NR: Not reported; CHF: Congestive heart failure; LVEF: Left ventricular ejection fraction, *Patient expired at 3 weeks of dosing, not evaluable

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INZ-701 treatment observations in GACI infants and children

Evidence of improved heart function, stabilization or reduction in ectopic calcifications and hypophosphatemia, and prevention of rachitic changes

Study Patient ID/ [Time on Tx]	Age at diagnosis	Age at Tx Start	Status	Arterial calcifications		LVEF		Systemic Hypertension		Hypophosphatemia		Joint/soft tissue calcifications		Age for rickets risk	Rickets
			Alive/ Dead	Baseline	Treatment	Baseline	Treatment	Baseline	Treatment	Baseline	Treatment	Baseline	Treatment	Current Status	
E1 Pt1 [16 mo]	2.6 mo	8.5 mo	A	Yes (M)	Stable	62%	Stable	NR	NR	Yes	↑ to/near normal	Yes	Stable	Yes	No
E1 Pt2 [15 mo]	4.4 mo	10.5 mo	A	NR	Stable	64%	Stable	NR	NR	Yes	Stable	Yes	Stable	Yes	No
E1 Pt3* [3 wks]	26 d	1 mo	D	Yes (M)	NA	29%	NA	Yes	Stable on pro-panolol	Yes	↑ to normal/ nr. normal	Yes	NA	NA	NA
EAP-01 [22 mo]	1.5 mo	2 yrs 5 mo	A	Yes (M)	Stable	71%	Stable	Yes	Stable on catopril	Yes	↑ to normal/ nr. normal	NR	NR	Yes	No
EAP-02 [14 mo]	19 d	3 mo	A	Yes (M)	↓↓	40%, CHF	↑ (68%)	Yes	Stable on catopril, pro-panolol	Yes	Stable	NR	NR	No	NA
EAP-03 [11 mo]	Birth	2 mo	A	Yes (M)	↓↓	52%	↑ (61%)	Yes	Anti-HTN tx D/C	No	Stable	Yes	Stable	No	NA

ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024; BL: Baseline; D/C: discontinued; anti-HTN: ant-hypertension medication; M: Multiple; NA=Not applicable; NR: Not reported; CHF: Congestive heart failure; LVEF: Left ventricular ejection fraction, *Patient expired at 3 weeks of dosing, not evaluable

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Study Status Improved survival Patient ID/ Age at Age at Tx [Time on diagnosis Start in GACI observed: Alive/Dead Tx] E1 Pt1 2.6 mo 8.5 mo A [16 mo] 80% of treated infants E1 Pt2 thriving with 11+ 4.4 mo 10.5 mo A [15 mo] months of treatment E1 Pt3 26 d 1 mo D [3 wks] EAP-01 1.5 mo 2 yrs 5 mo A [22 mo] EAP-02 19 d 3 mo A [14 mo] EAP-03 Birth 2 mo A [11 mo] 9 ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024

Study Arterial calcifications Reduced or Patient ID/ Age at Age at Tx [Time on diagnosis Start stabilized arterial Baseline Treatment Tx] calcifications E1 Pt1 2.6 mo 8.5 mo Yes (M) Stable [16 mo] observed: E1 Pt2 4.4 mo 10.5 mo NR Stable [15 mo] Key driver of morbidity E1 Pt3 26 d 1 mo Yes (M) NA [3 wks] and mortality in GACI addressed EAP-01 1.5 mo 2 yrs 5 mo Yes (M) Stable [22 mo] EAP-02 19 d 3 mo Yes (M) ↓↓ [14 mo] EAP-03 Birth 2 mo Yes (M) ↓↓ [11 mo] 10 ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024; M=Multiple sites; NR=Not reported ; NA = Not applicable; Patient expired at 3 weeks of dosing

Case EAP-03: Evidence of complete resolution of arterial calcification observed Baseline Baseline 6-month follow-up 6-month follow-up Abdominal Abdominal aorta and aorta renal arteries Aorta and Carotid pulmonary arteries artery efflux NG Tube 11 EAP data cut: 13 Dec 2024 Calcification

LVEF Evidence of Study Patient ID/ Age at diagnosis Age at Tx Start improved heart [Time on Tx] Baseline Treatment function observed: E1 Pt1 2.6 mo 8.5 mo 62% Stable [16 mo] Stabilization or improvement in E1 Pt2 4.4 mo 10.5 mo 64% Stable [15 mo] left ventricular ejection fraction (LVEF) in all surviving patients E1 Pt3 26 d 1 mo 29% NA [3 wks] observed EAP-01 1.5 mo 2 yrs 5 mo 71% Stable [22 mo] EAP-02 19 d 3 mo 40% ↑ (68%) [14 mo] EAP-03 Birth 2 mo 52% ↑ (61%) [11 mo] 12 ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024; M=Multiple sites; NR=Not reported; NA = Not applicable, Patient expired at 3 weeks of dosing

Ejection fraction was stable or improved with INZ-701 treatment E1 Pt1 E1 Pt2 100 100 Normal infant EF % (Tissot et al, Age = 1yr 8.5 mo Age = 1yr 10.5 mo 80 80 Front Pediatr. 2018 Apr 4;6:79) 60 60 40 40 20 20 0 0 0 10 20 30 40 50 60 0 10 20 30 40 50 60 Time on treatment (Weeks) Time on treatment (Weeks) EAP-01 EAP-02 EAP-03 100 100 100 Age = 1yr 1mo Age = 3 yrs 8 mo 80 80 80 Age = 1yr 60 60 60 40 40 40 20 20 20 0 0 0 0 20 40 60 80 0 10 20 30 40 50 0 10 20 30 40 50 Time on treatment (Weeks) Time on treatment (Weeks) Time on treatment (Weeks) 13 ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024 Ejection Fraction (%) Ejection Fraction (%) Ejection Fraction (%) Ejection Fraction (%) Ejection Fraction (%)

Age for Reduced risk Hypophosphatemia Rickets Study rickets risk Patient ID/ Age at Age at Tx [Time on diagnosis Start of rickets Tx] Baseline Treatment Current Status observed: E1 Pt1 ↑ to/near 2.6 mo 8.5 mo Yes Yes No normal [16 mo] Increased or stabilized E1 Pt2 Stable phosphate levels in all 4.4 mo 10.5 mo Yes Yes No [15 mo] patients E1 Pt3 ↑ to/near Yes 26 d 1 mo NA NA normal [3 wks] EAP-01 ↑ to/near Yes 1.5 mo 2 yrs 5 mo Yes No [22 mo] normal EAP-02 Yes Stable 19 d 3 mo No NA [14 mo] EAP-03 Birth 2 mo No Stable No NA [11 mo] • Radiographic evidence of rickets expected after 1 year of age • Co-incident with progressive hypophosphatemia • X-Rays pending for patients EAP-02 and EAP-03 14 ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024; M=Multiple sites; NA=Not applicable; Patient expired at 3 weeks of dosing; NR=Not reported.

Serum phosphate was stable with INZ-701 treatment in all patients at risk for ARHR2 Natural History: Patients with ENPP1 Deficiency who survive the critical period of infancy develop hypophosphatemia E1 Pt1 E1 Pt2 7 7 5.6 6 5.0 6 4.3 5 5 3.7 4 3.1 4 2.5 3 3 1.9 Age = 1 yr 8.5 mo 1.2 2 Study patients’ ages 2 Age = 1yr 10.5 mo 0.6 1 1 0 0 0 100 200 300 400 0 100 200 300 400 Adapted from Rutsch F, et al. Circ Cardiovasc Genet. 2008;1:133–140 Days on treatment Days on treatment EAP-01 EAP-02 EAP-03 7 8 7 7 6 6 6 5 5 5 4 4 4 Age = 5.7 mo 3 Age = 3 yrs 8 mo 3 3 Age = 1yr 2 2 2 1 1 1 0 0 0 0 20 40 60 80 100 0 100 200 300 400 500 0 50 100 150 200 250 300 350 Days Days Days 15 Age-specific normal range* * Am J Kidney Dis 46: S1-S122, 2005; Pediatrics 77:891-896, 1986, ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024 Serum Pi (mg/dL) Serum Pi (mg/dL) Serum Pi (mg/dL) Serum Pi (mg/dL) Serum Pi (mg/dL) Serum Pi (mg/dL)

Serum phosphate was stable or improved with INZ-701 treatment in patients at risk for rickets • Serum phosphate levels (LLN) decreased slightly over time in healthy individuals (black line) 6 LLN* • By 1 year of age, ENPP1 deficient patients are ENPP1 Def^ already hypophosphatemic 4 E1 Pt1 E2 Pt2 • Serum phosphate levels decrease in a more EAP-01 pronounced way over time in ENPP1 deficient 2 patients (grey line) • INZ-701 showed stabilization or improvement of 0 0 1 2 3 4 5 serum phosphate levels in infants (brown and Age (years) blue line) or children (green line) * LLN = lower limit of normal: Am J Kidney Dis 46: S1-S122, 2005, Pediatrics 77:891-896, 1986; ^ Adapted from Rutsch F, et al. Circ Cardiovasc Genet.1:133–140, 2008, ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024 Data presented as linear regression; 95% confidence interval 16 Serum Pi (mg/dL)

INZ-701 exhibited a favorable safety profile in ENERGY 1 and EAP patients No. of Patients No. of Patients Total adverse AEs related to AEs not related to Serious AEs (SAEs) SAEs not related to with AEs events (AEs) INZ-701 INZ-701 related to INZ-701 INZ-701 reported 2 4 ENERGY 1 (n=3) 34 0 2 0 1 Expanded Access 1 3 5 12 2 Not reported 0 1 (n=2) 1 Includes 9 low grade injection site reactions 2 All AEs were mild (grade 1) 3 Limited AE reporting in EAP patients; All SAEs reported regardless of relationship to INZ-701; other AEs reported only if related to INZ-701. 4 1 SAE: MI resulting in death 5 3 SAEs: Sepsis with MI; viral infection; GI bleed 17 ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024

ADA response observed in youngest patients ADAs absent in toddler and transient in one infant Anti-Drug Antibody (ADA) Status/Titers Weeks 5 13 19 20 21 24 26 27 29 30 34 37 38 39 43 52 79 Subject ID E1 Pt1 320 80 40 80 E1 Pt2 2,560 10,240 10,240 10,240 40,960 20,480 81,920 EAP-01 EAP-02 1,280 40,960 81,920 163,840 163,840 EAP-03 2,560 5,120 10,240 10,240 20,480 40,960 81,920 163,840 • High ADA titers in some infants significantly affected PK and PD • ADAs were not associated with adverse events in any patient • Data collected pre- and post-dosing demonstrated substantial transient increases in PPi and drug exposure following INZ-701 administration, consistent with the clinical effects observed ADA Negative ADA Positive 18 ENERGY 1 data cut: 16 Aug 2024; EAP data cut: 13 Dec 2024

ADAs blunt but do not eliminate potentially beneficial post-dose E1 Pt2 PPi increases 2,560 600 Fold 5,120 Subject ID PPi (nM) Day 400 change 91 pre-dose 325 -- 200 10,240 91+4 hrs post-dose 545 1.7X E1 Pt2 0 80 100 120 140 160 119 pre-dose 71 -- Days 119 +24 hrs post-dose 329 4.6X EAP-02 40,960 1000 168 pre-dose 58 --- 800 EAP-02 168 +6hrs post-dose 750 13X 600 168 +24 hrs post-dose 971 16.7X 400 81,920 200 0 165 170 175 180 Antibody titers Days 19 ENERGY 1 data cut: 14 Oct 2024; EAP data cut: 13 Dec 2024 Closed symbols = pre-dose; Open symbols = post-dose Plasma PPi (nM) Plasma PPi (nM)

Case EAP-03: Evidence of complete resolution of arterial calcification observed despite ADA detection JAN’24 FEB’24 MAR’24 APR’24 MAY’24 JUN’24 JUL’24 st 1 INZ-701 dose Baseline CT ADAs detected INZ-701 dose increase Follow up CT (1.8 mg/kg) (2.4 mg/kg) Baseline Baseline 6-month follow-up 6-month follow-up Abdominal Abdominal aorta and aorta renal arteries Aorta and Carotid pulmonary arteries artery efflux NG Tube 20 EAP data cut: 13 Dec 2024 Calcification

Five patients continue receiving long-term, home administration of INZ-701 No safety signals Data Review Committee recommended continuing Transient exposure and PPi response expected following each dose treatment of all patients following review of interim Potential for tolerization with long-term laboratory and clinical data exposure Most ENPP1 and ABCC6 deficient adults show no ADA response or a transient, low titer response with no impact on PK Clinically-relevant ADA response limited to infants Monitoring of ENPP1 deficient pediatric patients (ENERGY 3 trial) has shown no evidence of hypersensitivity or immune-related adverse events 21

Positive interim data in infants and very young children supports growing body of evidence for INZ-701 use in all age groups Positive interim safety Infant data intended to support approval and exploratory efficacy data package for broad commercial label Well-tolerated when administered to infants and very ENPP1 Deficiency can severely affect patients at all ages young children Clinical studies comprising the INZ-701 development Evidence of improved heart function, stabilization or program address ENPP1 Deficiency across all age reduction in ectopic calcifications and groups hypophosphatemia, and prevention of rachitic changes • ENERGY 1, ENERGY 2, EAP: Infants • Absence of rachitic changes support potential • ENERGY 3, EAP: Pediatric (1-12 yrs.) benefit in ENERGY 3 pediatric pivotal trial • 101, ADAPT: Adults • ENABLE: >1 yr. ADAs impacting exposure only seen in some patients less than 1 year of age and not observed in older patients 22

ASPIRE: Planned Pivotal Study in Pediatric Patients with ABCC6 Deficiency

ASPIRE: Planned pivotal study in pediatric patients with ABCC6 Deficiency

Preliminary support from U.S. and EU regulators for ASPIRE pivotal trial in children with ABCC6 Deficiency

Population: Infants and pediatrics birth to <18 yrs



- Mono or biallelic
- At risk for stroke or CV events based on at least 1 of the following:
  - History of GACI or GACI symptoms
  - Prior stroke/TIA
  - History of CV disease
  - Cerebral arteriopathy documented by imaging
  - Family member with ABCC6 variant and GACI, stroke, cardiovascular disease or arteriopathy

Design: Multicenter, multinational, randomized (1:1), open label, conventional therapy control



Screening
1:1
Randomization
Open label
Active: INZ-701
Control: Conventional Therapy
24 month
12 month
open label
INZ-701
all patients

Sample size estimate: 70 patients (35/arm); 85% Power

Primary

Composite endpoint:
1. Death (any cause)
2. Stroke
3. Myocardial infarction
4. Cardiac hospitalization
5. Severe disease-related AEs

Secondary

- PPi concentration
- Retinal disease progression
- Change from BL: arterial calcium score
- Change from BL: transcranial doppler
- Pediatric PROs
- PK and enzyme activity
- Safety

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Thank you